UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

MATLIN & PARTNERS ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38025	81-1847117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 Weed Street
New Canaan, CT

(address of principal executive offices)

06840
(zip code)

(203) 864-3144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 15, 2018, Matlin & Partners Acquisition Corporation, a Delaware corporation (the “Company”), announced that, the Company on July 13, 2018, entered into a Merger and Contribution Agreement (the “Merger and Contribution Agreement”) with MPAC Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, USWS Holdings LLC, a Delaware limited liability company (“USWS Holdings”), certain blocker companies named therein and, solely for purposes described therein, the seller representative named therein to effect a business combination between the Company and USWS Holdings, subject to the satisfaction of certain conditions, including approval of the Company’s stockholders. USWS Holdings is a holding company for U.S. Well Services, LLC, a Delaware limited liability company (“USWS”), which provides high-pressure, hydraulic fracturing services in unconventional oil and natural gas basins. The transactions contemplated by the Merger and Contribution Agreement are referred to herein as the “Transactions.” The Transactions are expected to close in the fourth quarter of 2018.

On October 1, 2018, USWS issued a press release, a copy of which is filed as Exhibit 99.1 hereto, regarding entering into an Electric Turbine Purchase Agreement with PW Power Systems to supply new customer contracts and USWS’ 11th fleet commenced operations under a long-term contract.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press Release, dated October 1, 2018.

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Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K (this “Current Report”), which reflect the current views of the Company with respect to future events and financial performance, and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. These forward-looking statements include, but are not limited to, statements with respect to the completion of the Transactions contemplated by the Merger and Contribution Agreement. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. The forward-looking statements contained in this Current Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that Company has anticipated. You should not place undue reliance on these forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s or control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

A description of certain risks and uncertainties and factors that could cause actual results to differ materially from past results and future plans and projected and estimated future results can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in subsequent Quarterly Reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” as well as in its subsequent Current Reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (“SEC”) and available free of charge at www.sec.gov.

None of the Company or its respective affiliates or representatives assumes any obligation to update or correct any forward-looking statements or other information contained in this Current Report.

Additional Information

This Current Report is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed Transactions, the Company intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant documents will be sent or given to the stockholders of the Company and will contain important information about the proposed Transactions and related matters. The Company’s stockholders and other interested persons are advised to read, when available, the proxy statement in connection with the Company’s solicitation of proxies for the meeting of stockholders to be held to approve the Transactions because the proxy statement will contain important information about the proposed Transactions. When available, the definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the Transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company, its directors and officers and USWS Holdings and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed business combination. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in its preliminary proxy statement filed with the SEC on September 26, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transactions if and when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATLIN & PARTNERS ACQUISITION CORPORATION

Date: October 1, 2018	By:	/s/ David J. Matlin
Name: David J. Matlin
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press Release, dated October 1, 2018.

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